                         FOURTH AMENDMENT TO CREDIT AGREEMENT
                         ------------------------------------

    THIS AMENDMENT is entered into effective as of June 30, 1996, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK OF TEXAS, N.A. ("AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, and LTCB TRUST COMPANY as Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and certain Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, providing for a $225,000,000 revolving credit facility, which facility has been reduced to $200,000,000, and a $75,000,000 term loan, which term loan has been repaid. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for, among other things, (a) the reduction of the Commitments for the Revolving Facility to $170,000,000, and (b) changes to certain pricing terms and financial covenants.

    Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

    1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

    2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended effective as of June 30, 1996, as follows:

         (a) The recital paragraph of the Credit Agreement is entirely amended as follows:

              BORROWER ORIGINALLY REQUESTED THAT LENDERS EXTEND CREDIT TO BORROWER NOT TO EXCEED A TOTAL OUTSTANDING PRINCIPAL AMOUNT OF $300,000,000 (AS THAT AMOUNT MAY BE REDUCED BY CERTAIN BORROWING BASE RESTRICTIONS) TO BE USED BY BORROWER AS PROVIDED IN SECTION 7.1 AND ALLOCATED AS (A) A TERM LOAN OF $75,000,000 (THE "TERM LOAN") TO BE FUNDED BY LENDERS ON THE CLOSING DATE, WHICH HAS BEEN REPAID, AND (B)A REVOLVING-CREDIT FACILITY OF $225,000,000, WHICH HAS BEEN REDUCED TO $170,000,000 (THE "REVOLVING FACILITY"), TO BE FUNDED BY LENDERS FROM TIME TO TIME IN A COMBINATION OF ADVANCES AND LETTERS OF CREDIT. LENDERS ARE WILLING TO EXTEND THE REQUESTED CREDIT ON THE TERMS AND CONDITIONS OF THIS AGREEMENT.

         (b) SECTION 1.1 is amended by adding a new PARAGRAPH (F) to the definition of APPLICABLE MARGIN:

              (f) FROM JULY 1, 1996, THROUGH THE DATE THAT AGENT RECEIVES THE CURRENT FINANCIALS AND COMPLIANCE CERTIFICATE FOR THE FISCAL QUARTER OF BORROWER ENDING SEPTEMBER 30, 1996, THE APPLICABLE MARGIN IS DEEMED TO BE 2.25% FOR LIBOR-RATE BORROWINGS AND 1.00% FOR BASE-RATE BORROWINGS, AND THE APPLICABLE PERCENTAGE IS DEEMED TO BE 0.375%.

         (c) SECTION 1.1 is amended by adding or entirely amending the following terms:

              CAPITALIZATION MEANS -- FOR ANY PERSON, AT ANY TIME, AND WITHOUT DUPLICATION -- THE SUM OF (a) ITS STOCKHOLDERS' EQUITY PLUS (B) ITS FUNDED DEBT.

              EBITDA MEANS -- FOR ANY PERSON, FOR ANY PERIOD, AND WITHOUT DUPLICATION -- THE SUM OF (a) NET INCOME (WITHOUT REGARD TO EXTRAORDINARY ITEMS), PLUS (b) TO THE EXTENT ACTUALLY DEDUCTED IN CALCULATING NET INCOME, INTEREST EXPENSE, INCOME TAXES, AND DEPRECIATION AND AMORTIZATION FROM CONTINUING OPERATIONS, AND (c) MINUS OR PLUS, RESPECTIVELY, ANY NET GAINS OR LOSSES FROM DISCONTINUED OPERATIONS THAT ARE NOT EXTRAORDINARY ITEMS. HOWEVER, SOLELY FOR PURPOSES OF SECTIONS 10.4 AND 10.5, EXCLUDED CHARGES SHALL NOT BE INCLUDED IN THE CALCULATION OF EBITDA.

              EXCLUDED CHARGES MEANS, WITH RESPECT TO THE DETERMINATION OF EBITDA, THE $79,177,000 IN PRE-TAX CHARGES TAKEN IN THE FISCAL QUARTER OF BORROWER ENDING ON JUNE 30, 1996, AND SET FORTH ON SCHEDULE 1.1.

              TANGIBLE-NET WORTH MEANS -- AT ANY TIME AND FOR ANY PERSON - THE SUM OF (i) ITS STOCKHOLDERS' EQUITY, PLUS (ii) AMOUNTS EXCLUDED FROM STOCKHOLDERS' EQUITY UNDER GAAP RELATING TO THE ESTABLISHMENT OF AN EMPLOYEE STOCK OWNERSHIP PLAN, MINUS (iii) THE TOTAL (WITHOUT DUPLICATION OF DEDUCTIONS ALREADY MADE IN ARRIVING AT STOCKHOLDERS' EQUITY) OF THE BOOK VALUE OF ALL ASSETS ACQUIRED AFTER THE CLOSING DATE THAT WOULD BE TREATED AS INTANGIBLE ASSETS UNDER GAAP, INCLUDING, WITHOUT LIMITATION, GOODWILL, TRADEMARKS, TRADE NAMES, COPYRIGHTS, PATENTS, AND UNAMORTIZED DEBT DISCOUNT AND EXPENSE.

         (d)  SECTION 10.1 is entirely amended as follows:

              10.1 TANGIBLE-NET WORTH. THE COMPANIES' TANGIBLE-NET WORTH -- DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF BORROWER -- TO BE LESS THAN THE SUM OF (a) $30,000,000, PLUS (b) 50% OF THE COMPANIES' CUMULATIVE NET INCOME (WITHOUT DEDUCTION FOR LOSSES)

         AFTER JUNE 30, 1996, PLUS (c) 75% OF THE NET (I.E., GROSS LESS USUAL AND CUSTOMARY UNDERWRITING, PLACEMENT, AND OTHER RELATED COSTS AND EXPENSES) PROCEEDS OF THE ISSUANCE OF ANY EQUITY SECURITIES BY BORROWER AFTER THE DATE OF THIS AGREEMENT.

         (e)  SECTION 10.3 is entirely amended as follows:

              10.3 FUNDED DEBT/CAPITALIZATION. THE RATIO -- DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF BORROWER -- OF THE COMPANIES' FUNDED DEBT TO CAPITALIZATION TO EXCEED:

        -------------------------------------------------------------
        -------------------------------------------------------------
              QUARTERS ENDING                             RATIO
        -------------------------------------------------------------
        -------------------------------------------------------------
         3/31/95 THROUGH 3/31/96                      0.80 TO 1.00
        -------------------------------------------------------------
         6/30/96 THROUGH 6/30/97                      0.90 TO 1.00
        -------------------------------------------------------------
         9/30/97 THROUGH 3/31/98                      0.87 TO 1.00
        -------------------------------------------------------------
         6/30/98 AND EACH FISCAL QUARTER AFTER THAT   0.85 TO 1.00
        -------------------------------------------------------------
        -------------------------------------------------------------

         (f) SCHEDULE 2 and EXHIBITS A-2 and D-5 are entirely amended in the respective forms of -- and all references in the Credit Agreement to
    SCHEDULE 2 and EXHIBITS A-2 and D-5 are respectively changed to -- the attached AMENDED SCHEDULE 2 and AMENDED EXHIBITS A-2 and D-5.

         (g) A new SCHEDULE 1.1 is added to the Credit Agreement in the form of the attached SCHEDULE 1.1.

    3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives (a) counterparts of this amendment executed by Borrower, each Restricted Company, and Determining Lenders, (b) each document and other item listed on the attached ANNEX A, each in form and substance satisfactory to Agent and its special counsel, (c) a prepayment of the Principal Debt of the Revolving Facility equal to the amount, if any, by which the outstanding Principal Debt exceeds the lesser of EITHER (i) the Borrowing Base, OR (ii) $170,000,000, and
(d) an amendment fee for Lenders according to each Lender's Commitment Percentage in an amount equal to 0.10% of the total Commitments described on the attached AMENDED SCHEDULE 2. Each Lender hereby severally agrees to return to Borrower the Revolving Note issued to it prior to the date of this amendment promptly upon receipt by such Lender of the Revolving Note referred to on ANNEX A.

    4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

    5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

    6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amendment. This amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        REMAINDER OF PAGE INTENTIONALLY BLANK.
                               SIGNATURE PAGES FOLLOW.

         EXECUTED as of the date first stated above.

MAGNETEK, INC.,                             NATIONSBANK OF TEXAS, N.A.,
as BORROWER                                 as AGENT and a LENDER

By                                          By
   -----------------------------------          -------------------------------
    John P. Colling, Jr.,                        Michele M. Shafroth,
    Vice President and Treasurer                 Senior Vice President and
                                                 Treasurer

CIBC INC., as a CO-AGENT and a LENDER       THE FIRST NATIONAL BANK OF CHICAGO,
                                            as a CO-AGENT and a LENDER
By                                          By
   ----------------------------------          --------------------------------
    Name:                                        Name:
         ----------------------------                 -------------------------
    Title:                                       Title:
         ----------------------------                 -------------------------

FIRST UNION NATIONAL BANK OF                LTCB TRUST COMPANY,
TENNESSEE, as a LENDER                      as a CO-AGENT and a LENDER

By                                          By
   ----------------------------------          --------------------------------
    Name:                                        Name:
         ----------------------------                 -------------------------
    Title:                                       Title:
         ----------------------------                 -------------------------

FLEET BANK OF MASSACHUSETTS, N.A.,               CREDIT LYONNAIS - CAYMAN ISLAND
as a LENDER                                 BRANCH, as a LENDER

By                                          By
   ----------------------------------          --------------------------------
    Name:                                        Name:
         ----------------------------                 -------------------------
    Title:                                       Title:
         ----------------------------                 -------------------------

UNION BANK OF CALIFORNIA, N.A.,             SOCIETE GENERALE, SOUTHWEST AGENCY,
successor from the merger of Union Bank and as a LENDER
The Bank of California, N.A., as a LENDER

By                                          By
   ----------------------------------          --------------------------------
    Name:                                        Name:
         ----------------------------                 -------------------------
    Title:                                       Title:
         ----------------------------                 -------------------------

                                            ARAB BANKING CORPORATION,
                                            as a LENDER

                                            By
                                                -------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                      -------------------------



                   Fourth Amendment Signature Page One of Two Pages

BANQUE FRANCAISE DU COMMERCE                THE BOATMEN'S NATIONAL BANK OF
EXTERIEUR, as a LENDER                      ST. LOUIS, as a LENDER

By                                          By
   ----------------------------------          --------------------------------
    Name:                                        Name:
         ----------------------------                 -------------------------
    Title:                                       Title:
         ----------------------------                 -------------------------

By
   ----------------------------------       CREDITANSTALT CORPORATE FINANCE,
    Name:                                   INC., as a LENDER
         ----------------------------
    Title:                                  By
         ----------------------------          --------------------------------
                                                 Name:
COMMERZBANK AG, ATLANTA                               -------------------------
AGENCY, as a LENDER                                   Title:
By                                                    -------------------------
   ----------------------------------
    Name:                                   By
         ----------------------------          --------------------------------
    Title                                        Name:
         ----------------------------                 -------------------------
                                                 Title:
By                                                    -------------------------
   ----------------------------------
    Name:                                   FIRST AMERICAN NATIONAL BANK,
         ----------------------------       as a LENDER
    Title:
         ----------------------------       By
                                                -------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                      -------------------------


    To induce Agent and Lenders to enter into this amendment, the undersigned consents and agrees (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.


                                       MAGNETEK NATIONAL ELECTRIC COIL,
                                       INC.,
                                       as GUARANTOR

                                       By
                                           -------------------------------------
                                           John Colling, Jr., Vice President and
                                          Treasurer



                   Fourth Amendment Signature Page Two of Two Pages